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                                                                EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 (Nos. 333-86842 and 333-68283) and
Form S-8 (No. 333-100214) of AMB Property, L.P. of our reports dated
January 14, 2003 relating to the financial statements and financial statement schedules, which appear in this Form 10-K.


PricewaterhouseCoopers LLP


San Francisco, California
March 17, 2003